Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

Note 5—Income Taxes

Pacific Drilling S.A., a holding company and Luxembourg resident, is subject to Luxembourg corporate income tax and municipal business tax at a combined rate of 29.2% commencing January 1, 2013. For the years ended December 31, 2012 and 2011, the combined Luxembourg corporate income tax and municipal business tax rate was 28.8%. Qualifying dividend income and capital gains on the sale of qualifying investments in subsidiaries are exempt from Luxembourg corporate income tax and municipal business tax. Consequently, Pacific Drilling S.A. expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Luxembourg corporate income tax and municipal business tax.

Income taxes have been provided based on the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. Our income tax expense or benefit arises from our mix of pretax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Because the countries in which we operate have different statutory tax rates and tax regimes with respect to one another, there is no expected relationship between the provision for income taxes and our income or loss before income taxes.

Income / (loss) before income taxes consisted of the following:

	Years ended December 31,
	2013	2012	2011
	(in thousands)
Luxembourg	$55,904	$(24,451)	$(1,281)
United States	206	(444)	(2,753)
Other Jurisdictions	(8,085)	80,597	4,331

Total	$48,025	$55,702	$297

The components of income tax (provision) / benefit consisted of the following:

	Years ended December 31,
	2013	2012	2011
	(in thousands)
Current income tax expense:
Luxembourg	$(816)	$(535)	$—
United States	(1,885)	(4,404)	(164)
Other Foreign	(22,941)	(20,540)	(6,205)

Total current	$(25,642)	$(25,479)	$(6,369)
Deferred tax benefit:
Luxembourg	$(32)	$32	$—
United States	2,053	4,646	782
Other Foreign	1,098	(912)	2,387

Total deferred	$3,119	$3,766	$3,169

Income tax expense	$(22,523)	$(21,713)	$(3,200)

A reconciliation between the Luxembourg statutory rate of 29.2% for the year ended December 31, 2013 (and 28.8% for the years ended 2012 and 2011) and our effective tax rate is as follows:

	Years ended December 31,
	2013	2012	2011
Statutory rate	29.2%	28.8%	28.8%
Effect of tax rates different than the Luxembourg statutory tax rate	27.1%	6.8%	108.5%
Change in valuation allowance	(9.0)%	3.4%	934.1%
Adjustments related to prior years	(0.4)%	—	6.0%

Effective tax rate	46.9%	39.0%	1,077.4%

The components of deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$26,402	$4,671
Accrued payroll expenses	7,048	4,644
Deferred revenue	6,184	5,592
Other	13	23

Deferred tax assets	39,647	14,930
Less: valuation allowance	(14,999)	(4,476)

Total deferred tax assets	$24,648	$10,454
Deferred tax liabilities:
Depreciation and amortization	$(958)	$(1,125)
Deferred expenses	(12,309)	(2,024)
Deferred expenses	(32)	—

Total deferred tax liabilities	$(13,299)	$(3,149)

Net deferred tax assets	$11,349	$7,305

As of December 31, 2013 and 2012, the Company had gross deferred tax assets of $26.4 million and $4.7 million, respectively, related to loss carry forwards in various worldwide tax jurisdictions. The majority of the loss carry forwards have no expiration.

A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2013 and 2012, the valuation allowance for deferred tax assets was $15.0 million and $4.5 million, respectively. The increase in our valuation allowance primarily resulted from losses incurred in Brazil and Luxembourg, for which we believe it is more likely than not that a tax benefit will not be realized.

We consider the earnings of certain of our subsidiaries to be indefinitely reinvested. Accordingly, we have not provided for taxes on these unremitted earnings. Should we make a distribution from the unremitted earnings of these subsidiaries, we would be subject to taxes payable to various jurisdictions. At December 31, 2013, the amount of indefinitely reinvested earnings was approximately $5.4 million. If all of these indefinitely reinvested earnings were distributed, we would be subject to estimated taxes of approximately $0.3 million as of December 31, 2013.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount recognized is the largest benefit that we believe has greater than a 50% likelihood of being realized upon settlement. As of December 31, 2013, we had $0.7 million of unrecognized tax benefits which was included in other long-term liabilities on our consolidated balance sheet, of which $0.7 million would impact our consolidated effective tax rate if realized. For the year ended December 31, 2013, we recognized interest and penalties of $0.2 million related to uncertain tax positions in income tax expense. A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2013 and 2012 is as follows:

	December 31,
	2013	2012
	(in thousands)
Balance, beginning of year	$—	$—
Increases in unrecognized tax benefits as a result of tax positions taken during prior years	736	—

Balance, end of year	$736	$—

The Company is subject to taxation in various U.S., foreign, and state jurisdictions in which it conducts business. Tax years as early as 2009 remain subject to examination. As of December 31, 2013, the Company’s only ongoing tax audits were in Nigeria and there were no other known pending tax audits.

The Federal Inland Revenue Service of Nigeria (the “FIRS”) is currently auditing the 2011 and 2012 tax years of our subsidiaries operating in Nigeria. The FIRS has raised several issues during the course of the audits. We are currently under discussion with the FIRS to resolve all outstanding issues.